SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 29, 2005


                             Bridge Capital Holdings
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


   California                      000-50974                     80-0123855
_________________               ________________             ___________________
 (State or other                (Commission File                (IRS Employer
  jurisdiction                       Number)                 Identification No.)
of incorporation)


          55 Almaden Boulevard
          San Jose, California                                           95113
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (408) 423-8500


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           Amending 8-K filed April 8, 2005 to include accountant agreement letter.

(a) Previous independent accountant

(i) On March 29, 2005, PricewaterhouseCoopers LLP declined to stand for re-election as the independent accountants for Bridge Capital Holdings.

(ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) During the two most recent fiscal years and through March 29, 2005, there have been no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

(iv) During the two most recent fiscal years and through March 29, 2005, there have been no reportable events (as defined in Regulation S-K Item 304
      (a)(1)(v).

(v) The Registrant has requested that PricewaterhouseCoopers LLP furnished it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 12, 2005 is filed as Exhibit 16.1 to this Form 8-K/A.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: April 12, 2005                   Bridge Capital Holdings





                                             By: /s/ THOMAS A. SA
                                                 ____________________________
                                                     Thomas A. Sa
                                                     Executive Vice President
                                                     Chief Financial Officer


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


                                  EXHIBIT INDEX


16.1     Letter re: change in certifying accountant.












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